UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2007
Cardica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51772	94-3287832

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA	94063

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into A Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

Item 1.01. Entry into A Material Definitive Agreement.
On November 8, 2007, Cardica, Inc. (the “Company”) entered into an underwriting agreement with William Blair & Company, L.L.C., as representative for the several underwriters named therein (the “Underwriters”), and Guidant Investment Corporation (the “Underwriting Agreement”). The Underwriting Agreement provides for the sale by the Company to the Underwriters of 1,500,000 shares of common stock of the Company and grants the Underwriters an option, exercisable for 30 days, to purchase up to an additional 611,969 shares of common stock from the Company to cover over-allotments, if any (collectively, the “Company Shares”), and provides for the sale by Guidant Investment Corporation (the “Selling Stockholder”) to the Underwriters of 2,579,795 shares of common stock of the Company (the “Selling Stockholder Shares,” and collectively with the Company Shares, the “Shares”). The Underwriters have agreed to purchase the Shares pursuant to the Underwriting Agreement at a price of $8.00 per share. The price to the public is $8.50 per share. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-146708) previously filed with the Securities and Exchange Commission (the “SEC”), including a related prospectus dated October 19, 2007, as supplemented by a Preliminary Prospectus Supplement dated October 29, 2007 and a Prospectus Supplement dated November 8, 2007, which the Company filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended. The Underwriting Agreement is filed as Exhibit 1.1 to this report, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit.
The opinion of counsel regarding the validity of the common stock to be issued by the Company and of the common stock to be sold by the Selling Stockholder pursuant to the offering described in the foregoing paragraph is filed as Exhibit 5.1 hereto.
Item 8.01. Other Events.
On November 8, 2007, the Company issued a press release announcing the pricing of the public offering. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 8, 2007.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release issued by Cardica, Inc., dated November 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: November 8, 2007	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 8, 2007.
5.1	Opinion of Cooley Godward Kronish LLP.
23.1	Consent of Cooley Godward Kronish LLP (contained in Exhibit 5.1).
99.1	Press Release issued by Cardica, Inc., dated November 8, 2007.